Revenue from Managed Container Fleet	12 Months Ended
Dec. 31, 2018
Revenue From Contract With Customer [Abstract]
Revenue from Managed Container Fleet

(5) Revenue from Managed Container Fleet

Lease rental income and expenses from leasing services of the managed fleet is presented on a gross basis (see Note 2 “Immaterial Reclassification and Adjustment of Prior Periods”).

Under these management agreements, fees earned by the Company for leasing services related to the managed fleet are typically calculated as a fixed percentage of net operating income of each Owner’s fleet, which is the revenue from the containers under management minus direct container expense related to those containers. Expenses related to the provision of management services are recognized when incurred. The amounts distributed to the Owners, net of management fees the Company retained or expects to collect, are presented as distribution to managed fleet owners which is a part of the operating expenses in the Company’s consolidated statements of comprehensive income (loss).

Non-leasing service fees earned for acquiring new managed containers and its sales commissions from disposition of managed containers on behalf of the Owners are presented as management fees – non-leasing in the Company’s consolidated statements of comprehensive income (loss).

Total lease management fee income from managed fleet, including management fees earned from acquisition fees and sales commissions during 2018, 2017 and 2016 were as follows (also, see Note 6 “Transactions with Affiliates and Owners”):

	2018	2017	2016
Lease rental income - managed fleet	$111,342	$104,566	$105,511
Less: Distribution to managed fleet owners	(102,992)	(96,718)	(98,028)
Management fees from leasing	8,350	7,848	7,483
Management fees from other services	8,529	7,146	5,937
Total management fees	$16,879	$14,994	$13,420